SUPPLEMENT TO THE PROSPECTUS

OF

EVERGREEN DOMESTIC EQUITY FUNDS II

I.              Evergreen Golden Core Opportunities Fund, Evergreen Golden Large Cap Core Fund and Evergreen Golden Mid Cap Core Fund (the “Funds”)

Effective January 1, 2008, the sub-section entitled “Class I” in the section entitled “HOW TO CHOOSE THE SHARE CLASS THAT BEST SUITS YOU” in the Funds’ prospectus is revised as follows:

The Fund offers Class I shares at NAV without a front-end sales charge, contingent deferred sales charge or 12b-1 fee.  Class I shares are only offered, subject to the minimum initial purchase requirements stated under “Shareholder Transactions”, in the following manner: (1) to investment advisory clients of EIMC (or its advisory affiliates) when purchased by such advisor(s) on behalf of its clients, (2) to certain mutual fund wrap program clients of Wachovia Securities and of third-party broker/dealers when purchased through a clearing relationship with Wachovia Securities or an affiliate providing mutual fund clearing services, (3) through arrangements entered into on behalf of the Evergreen funds with certain financial services firms, (4) to certain institutional investors, and (5) to persons who owned Class Y shares in registered name in an Evergreen fund on or before December 31, 1994 or who owned shares of any SouthTrust fund in registered name as of March 18, 2005 or who owned shares of Vestaur Securities Fund as of May 20, 2005.

Also effective January 1, 2008, the sub-section entitled “Minimum Investments” in the section entitled “SHAREHOLDER TRANSACTIONS” in the Funds’ prospectus is revised as follows:

	Minimum Initial Purchase of Class A, B and C Shares [1]	Minimum Initial Purchase of Class I Shares	Minimum Additional Purchases
Regular Accounts	$ 1,000 [2,3,4]	$ 1,000,000 [2,5]	None
IRAs	$ 1,000 [2,3]	N/A [5]	None
Systematic Investment Plan	$ 500 [3]	N/A [5]	$ 50/monthly (for Classes A, B and C) [5]

1.  The maximum aggregate purchase amount of Class B shares by a shareholder in the Evergreen funds is $250,000.

2.  The Evergreen funds may redeem accounts that fall below the minimum initial purchase amount due to shareholder transactions.

3.  Minimum initial purchase amount for Evergreen Equity Index Fund is $25,000. Shareholders of Evergreen Equity Index Fund who held shares in a registered name prior to December 1, 2005 may continue to maintain a minimum balance of $1,000, however, these accounts will be subject to the small account fee referred to above.

4.  The minimum initial purchase amount of $1,000 is not applicable to participants in a wrap account.

5.  Minimum purchase amount does not apply to (i) former Class Y shareholders, (ii) former SouthTrust funds shareholders, (iii) former Vestaur Securities Fund shareholders, (iv) investment advisory clients of EIMC (or its advisory affiliates) when purchased by such advisors on behalf of their clients, or (v) certain mutual fund wrap program clients of Wachovia Securities and of third-party broker/dealers to which Wachovia Securities or an affiliate provides mutual fund clearing services, each of whom may invest at minimum investment amounts for Class A, B, and C shares described above.

December 17, 2007	581352 rv1 (12/07)